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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 27, 2001 (July 18, 2001)


                               USA BROADBAND, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    000-29433               84-1592698
  ------------------------------      ---------------       ------------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)



           8450 E. CRESCENT PARKWAY, #100, GREENWOOD VILLAGE, CO 80111
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code (720) 889-0151
                                                         --------------


                         OPTIKA INVESTMENT COMPANY, INC.
                     6975 SOUTH 1300 EAST, MIDVALE, UT 84047
                     ---------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         In March 2001, Optika Investment Company, Inc., a Nevada corporation ("Optika") and predecessor in interest to USA Broadband, Inc. ("USA Broadband" or "Registrant") entered into that certain Agreement and Plan of Reorganization by and among Optika, DD Acquisition, Inc., a Washington corporation and wholly-owned subsidiary of Optika ("Acquisition Sub"), Cable Concepts, Inc., a Washington corporation ("CCI"), and the Stockholders of CCI (the "Stockholders"), dated effective March 1, 2001 (the "APR"). Pursuant to the terms of the APR, the closing of which occurred on July 18, 2001 (the "Closing Date"), Acquisition Sub merged with and into CCI, with CCI as the surviving corporation (the "Merger").

         The APR is filed with this Current Report as Exhibit 2.1. The foregoing description of the Merger is qualified in its entirety by reference to the full text of the APR attached hereto.

CANCELLATION OF STOCK IN CONNECTION WITH THE MERGER

         Pursuant to the terms of the APR, Robert Wallace, a former director and executive officer of the Registrant ("Mr. Wallace"), agreed to cancel, on or before the Closing Date and for no consideration, approximately ten million shares of Registrant's common stock held by Mr. Wallace. Before cancellation or transfer of approximately ten million shares by Mr. Wallace, the Registrant had approximately 13,643,043 shares of common stock outstanding. At that time, Mr. Wallace beneficially owned 10,015,000 shares, or approximately 73.4%, of the Registrant's outstanding common stock.

         On July 12, 2001, and conditioned on the Closing of the APR, Mr. Wallace tendered 9,990,000 shares of Registrants common stock for cancellation effective as of July 18, 2001 and also transferred 10,000 shares of the Registrants common stock. Following the cancellation of such shares by Mr. Wallace which was effective as of July 18, 2001, the Registrant had 3,653,043 shares of common stock outstanding. At that time, Mr. Wallace beneficially owned approximately 10,000 shares, or 0.27%, of the Registrant's outstanding common stock. The significant decrease in the number of Registrant's outstanding shares of common stock had the effect of proportionately increasing the ownership percentages of all remaining stockholders, resulting in a change of control of the Registrant from Mr. Wallace to various other significant stockholders of the Registrant.

         Pursuant to the Merger, the Registrant issued an additional 1,110,000 shares of its common stock. On July 18, 2001, the Registrant had 4,763,043 shares of common stock outstanding. On the Closing Date, former stockholders of CCI acquired approximately 23% of Registrant's outstanding shares of common stock.

         The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock as of July 18, 2001 by
(1) each person who is known to the Registrant to own beneficially more than 5% of Registrant's outstanding common stock, (2) the Chief Executive Officer and each of Registrant's four most highly-compensated executive officers who served as executive officers as of July 18, 2001, and (3) all of Registrant's executive officers and directors combined:

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NAME OF STOCKHOLDER                                         SHARES OF COMMON STOCK   PERCENTAGE OF
                                                            BENEFICIALLY OWNED       OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------------
Jay Gordon                                                          243,837               5.1%
--------------------------------------------------------------------------------------------------------
Cheryl Gordon                                                       271,807               5.7%
--------------------------------------------------------------------------------------------------------
Geneva Associates Merchant Banking Partners I, LLC                  618,162(1)           11.8%
--------------------------------------------------------------------------------------------------------
Theodore Swindells                                                  708,717(2)           13.8%
--------------------------------------------------------------------------------------------------------
Paul A. Moore                                                     1,299,917(3)           23.2%
--------------------------------------------------------------------------------------------------------

                                              2

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--------------------------------------------------------------------------------------------------------
Maroon Bells Capital, LLC                                         1,299,917(4)           23.2%
--------------------------------------------------------------------------------------------------------
John Evans                                                          383,334(5)            7.6%
--------------------------------------------------------------------------------------------------------
David M. Lerten                                                     530,005(6)           10.4%
--------------------------------------------------------------------------------------------------------
Edward Mooney                                                       250,000(7)            5.1%
--------------------------------------------------------------------------------------------------------
Russell Myers                                                       618,162(8)           11.8%
--------------------------------------------------------------------------------------------------------
All Officers and Directors                                        1,781,501              29.9
--------------------------------------------------------------------------------------------------------

(1) Includes (i) 366,667 shares of common stock that Geneva Associates Merchant Banking Partners I, LLC ("Geneva") may acquire upon conversion of 366,667 shares of USA Broadband Series A Convertible Preferred Stock currently held by Geneva, (ii) 32,130 shares that Geneva may acquire upon exchange of 1,533,467 shares of the Registrant's Series C Preferred Stock, (iii) 132,235 shares held of record by Blue Ridge Investors II, LP, an affiliate of Geneva ("Blue Ridge"), and (iv) 59,017 shares that Blue Ridge may acquire upon exchange of 2,86,762 shares of the Registrant's Series C Preferred Stock currently held by Blue Ridge.

(2) Includes 176,690 shares that may be acquired pursuant to a currently exercisable warrant held by Mr. Swindells, and 182,027 shares that may be acquired upon conversion of 182,027 shares of the Registrant's Series A Convertible Preferred Stock currently held by Mr. Swindells.

(3) Includes 166,667 shares that may be acquired by Mr. Moore pursuant to a currently exercisable warrant, 180,250 shares that may be acquired upon the conversion of 180,250 shares of the Registrant's Series A Convertible Preferred Stock currently held by Mr. Moore. Also includes 203,000 shares held of record by Maroon Bells Capital, LLC ("Maroon Bells") of which Mr. Moore is the sole principal, and 500,000 shares that may be acquired by Maroon Bells upon exercise of a currently exercisable warrant held by Maroon Bells.

(4) Includes 500,000 shares that may be acquired by Maroon Bells upon exercise of a currently exercisable warrant held by Maroon Bells. Also includes 250,000 shares held of record by Mr. Moore, 166,667 shares that may be acquired by Mr. Moore pursuant to exercise of a currently exercisable warrant, and 180,250 shares that may be acquired by Mr. Moore upon the conversion of 180,250 shares of the Registrant's Series A Convertible Preferred Stock currently held by Mr. Moore.

(5) Includes 66,667 shares that Mr. Evans may acquire upon conversion of a promissory note in the principal amount of $100,000 into 66,667 shares of the Registrant's Series A Convertible Preferred Stock, which are then immediately convertible into the 66,667 shares of common stock. Includes 66,667 shares that Mr. Evans may acquire upon exercise of a currently exercisable warrant. Also includes 150,000 shares Mr. Evans may acquire upon exercise of a currently exercisable option held by Mr. Evans.

(6) Includes (i) 166,667 shares of the Registrant's Series A Convertible Preferred Stock that may be acquired by Mr. Lerten, which stock is thereafter immediately convertible into approximately 166,667 shares of common stock, (ii) 66,667 shares that Mr. Lerten may acquire upon conversion of a promissory note in the principal amount of $100,000 into 66,667 shares of the Registrant's Series A Convertible Preferred Stock, which are then immediately convertible into the 66,667 shares of common stock, (iii) 66,667 shares that

                                            3

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         Mr. Lerten may acquire upon exercise of a currently exercisable warrant, and (iv) 50,004 shares that Mr. Lerten may acquire upon exercise of three options (16,668 shares under each option). Does not include 249,996 shares that Mr. Lerten may acquire upon exercise of the same three options, which shares will not vest until on or after October 1, 2001.

(7) Includes 100,000 shares that may be acquired by Mr. Mooney upon exercise of a currently exercisable option held by Mr. Mooney.

(8) Includes (i) 366,667 shares of common stock that Geneva Associates Merchant Banking Partners I, LLC ("Geneva") may acquire upon conversion of 366,667 shares of USA Broadband Series A Convertible Preferred Stock currently held by Geneva, (ii) 32,130 shares that Geneva may acquire upon exchange of 1,533,467 shares of the Registrant's Series C Preferred Stock, (iii) 132,235 shares held of record by Blue Ridge Investors II, LP, an affiliate of Geneva ("Blue Ridge"), and (iv) 59,017 shares that Blue Ridge may acquire upon exchange of 2,86,762 shares of the Registrant's Series C Preferred Stock currently held by Blue Ridge. Mr. Myers is a principal of Geneva.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 18, 2001 (the "Closing Date"), Registrant acquired, through its wholly-owned subsidiary Acquisition Sub, 100% of the issued and outstanding capital stock of CCI (the "Merger") pursuant to the terms of the APR. The Merger was consummated following approval of the APR by the Stockholders. As provided in the APR, all Stockholders holding CCI Series A Common Stock exchanged all such stock for an aggregate of 1,000,000 shares of Registrant's common stock, and all Stockholders holding CCI Series B Common Stock, Series C Common Stock and Series D Common Stock exchanged all such stock for an aggregate of 7,875,000 shares of Registrant's Series C Preferred Stock and an aggregate of 82,500 shares of Registrant's common stock. In addition, on the Closing Date, all outstanding principal and accrued but unpaid interest on a promissory note issued by CCI in favor of BroadbandNOW Texas, Inc. ("BroadbandNOW") in the principal amount of $1,750,000 (the "BroadbandNOW Note") was converted into (i) an aggregate of 1,475,000 shares of Registrant's Series B Preferred Stock, (ii) a promissory note issued by the Registrant in favor of BroadbandNOW in the principal amount of $750,000 (the "Note"), and (iii) 15,452 shares of Registrant's Common Stock.

         Also, on the Closing Date, all outstanding principal and accrued but unpaid interest on a promissory note issued by CCI in favor of Geneva Associates Merchant Banking Partners I, LLC ("Geneva") in the principal amount of $1,200,000 (the "Geneva Note") was converted into (i) 12,048 shares of Registrant's Common Stock, (ii) 33,334 shares of Registrant's Series A Preferred Stock and (iii) 1,150,000 shares of Registrant's Series B Preferred Stock. Pursuant to the APR, on the Closing Date, the Registrant issued to Geneva 333,334 shares of its Series A Convertible Preferred Stock in conjunction with Geneva's covenant in the APR to release to LaSalle Bank National Association ("LaSalle") certain commercial paper investment in the principal amount of $500,000 (the "Geneva CD"), which Geneva CD was pledged by Geneva to LaSalle on September 9, 2000, and secured the payment of certain CCI obligations to LaSalle.

         In summary, the aggregate purchase price of the acquisition of CCI consisted of the following:

         (i) An aggregate of 1,110,000 shares of Registrant's common stock (including 12,048 and 15,452 shares of common stock issued upon conversion of the Geneva Note and the BroadbandNOW Note, respectively);

         (ii) An aggregate of 366,667 shares of Registrant's Series A Convertible Preferred Stock (including 33,333 shares issued to Geneva upon conversion of the Geneva Note and 333,333 shares issued to Geneva in conjunction with the release of the Geneva
                  CD);

                                          4

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         (iii)    An aggregate of 2,625,000 shares of Registrant's Series B
                  Preferred Stock (including 1,150,000 and 1,475,000 shares issued upon conversion of the Geneva Note and BroadbandNOW Note, respectively);

         (iv) An aggregate of 7,875,000 shares of Registrant's Series C Preferred Stock;

         (v)      The Note, in the principal amount of $750,000;

         (vi) The assumption by Registrant of approximately $1.4 million in CCI accounts payable; and

         (vii)    Approximately $250,000 in transaction costs.

         The purchase price for CCI (including the exchange ratio for the CCI Series A, Series B, Series C and Series D Common Stock) was determined through arms-length negotiations between the parties. The Registrant financed the acquisition of CCI through the issuance of shares of Registrant's Common Stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (none of which shares have been registered with the Securities and Exchange Commission), a promissory note, and the assumption of certain CCI liabilities, as described more specifically above. As part of the Merger, all CCI options and warrants to acquire shares of CCI stock were either cancelled upon the effectiveness of the Merger or were exercised immediately prior to the Merger. No material relationships existed between any of the former CCI shareholders or its affiliates, officers and directors on one hand, and Registrant or any of Registrant's affiliates, directors, officers, or any associate of any director or officer of Registrant, on the other hand.

         The principal business of CCI prior to the Merger, and the primary use of the assets acquired by the Registrant as a result of the Merger, was providing DBS digital television service to selected multi-dwelling unit ("MDU") markets throughout the United States. Following the Merger, the Registrant will continue to use the assets acquired in the Merger to provide DBS digital television service to MDU markets through CCI, its wholly-owned subsidiary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) All required financial statements will be filed by amendment hereto no later than sixty (60) days after the date this filing is required.

(b) All required pro forma financial information will be filed by an amendment hereto no later than sixty (60) days after the date this filing is required.

(c) Exhibits: The following exhibits required to be attached hereto by Item 601 of Regulation S-K are incorporated herein by this reference:


Exhibit Number    Description
--------------    -----------
2.1               Agreement and Plan of Reorganization by and among Optika
                  Investment Company, Inc., DD Acquisition, Inc., Cable
                  Concepts, Inc. and the Shareholders of Cable Concepts, Inc.,
                  dated March 1, 2001.

99.1              Press Release


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      USA BROADBAND, INC.



Date:  July 26, 2001                  /s/ David M. Lerten
                                      ---------------------------------------
                                      David M. Lerten
                                      President and Chief Executive Officer






                                          6

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                                  EXHIBIT INDEX

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

Exhibit Number    Description
--------------    -----------
2.1               Agreement and Plan of Reorganization by and among Optika Investment
                  Company, Inc., DD Acquisition, Inc., Cable Concepts, Inc. and
                  the Shareholders of Cable Concepts, Inc., dated March 1, 2001.

99.1              Press Release
